CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


     In connection with the annual reports of Evergreen Equity Trust (the "Registrant") on Form N-CSR for the period ended May 31, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Carol A. Kosel, Principal Financial Officer of Evergreen Equity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.



     Date:  July 30, 2003



     Carol A. Kosel
     Principal Financial Officer
     Evergreen Equity Trust


     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.






     In connection with the annual reports of Evergreen Equity Trust (the "Registrant") on Form N-CSR for the period ended May 31, 2003, as filed with the Securities and Exchange Commission (the "Reports"), I, Dennis H. Ferro, Principal Executive Officer of Evergreen Equity Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;


     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.



     Date:  July 30, 2003



     Dennis H. Ferro
     Principal Executive Officer
     Evergreen Equity Trust


     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.